IVY FUNDS
Delaware Ivy Cash Management Fund
(formerly, Ivy Cash Management Fund)
Delaware Ivy ProShares Russell 2000 Dividend Growers Index Fund
(formerly, Ivy ProShares Russell 2000 Dividend Growers Index Fund)
Delaware Ivy ProShares Interest Rate Hedged High Yield Index Fund
(formerly, Ivy ProShares Interest Rate Hedged High Yield Index Fund)
Delaware Ivy ProShares S&P 500 Bond
Index Fund
(formerly, Ivy ProShares S&P 500 Bond
Index Fund)
Delaware Ivy ProShares MSCI ACWI
Index Fund
(formerly, Ivy ProShares MSCI ACWI
Index Fund)

IVY VARIABLE INSURANCE PORTFOLIOS
Delaware Ivy VIP Global Bond
(formerly, Ivy VIP Global Bond)
Delaware Ivy VIP Government Money Market
(formerly, Ivy VIP Government Money Market)

(each, a “Fund” and together, the “Funds”)

Supplement to each Fund’s Statutory Prospectus (the “Prospectus”) and Statement of Additional Information (the “SAI”)

As noted in the supplements dated September 14, 2021 and September 16, 2021, the Funds will liquidate and dissolve on or about November 15, 2021 (Liquidation Date).

At the close of business on September 30, 2021, the Funds will be closed to purchases by new investors, except for certain investors, such as those in certain advisory programs with specific financial intermediaries who have a written arrangement with the Funds’ distributor. In addition, Delaware Ivy Cash Management Fund, Delaware Ivy ProShares Russell 2000 Dividend Growers Index Fund, Delaware Ivy ProShares Interest Rate Hedged High Yield Index Fund, Delaware Ivy ProShares S&P 500 Bond Index Fund, and Delaware Ivy ProShares MSCI ACWI Index Fund will continue to accept purchases from existing shareholders (including reinvested dividends or capital gains) until five (5) business days before the Liquidation Date. Delaware Ivy VIP Global Bond and Delaware Ivy VIP Government Money Market will continue to accept purchases from existing shareholders (including reinvested dividends or capital gains) until one day before the Liquidation Date.

Shareholders may redeem their Fund shares at any time prior to the Liquidation Date. No applicable contingent deferred sales charge will be assessed in connection with any redemption of shares from a liquidating Fund prior to the Liquidation Date. Under the Funds’ right of reinstatement policy, shareholders, including shareholders impacted by the Delaware Ivy Cash Management Fund liquidation, have up to 90 days to buy back into Class A shares of another legacy Ivy Fund at net asset value upon reentry and notification to the liquidating Funds’ transfer agent or the shareholder’s financial intermediary.

Because everyone's tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in a Fund.

Delaware Management Company (Manager) is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). Other than Macquarie Bank Limited (MBL), a subsidiary of MGL and an affiliate of the Manager, none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Funds are governed by US laws and regulations.

Please keep this Supplement for future reference.

This Supplement is dated October 1, 2021.